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                                                                    EXHIBIT 10.1

                                 FIRST AMENDMENT
                                     TO THE
                            SUPPLEMENTAL BENEFIT PLAN
                       FOR DESIGNATED EMPLOYEES OF BOWATER
                      INCORPORATED AND AFFILIATED COMPANIES
                             AS AMENDED AND RESTATED
                           EFFECTIVE FEBRUARY 26, 1999


         WHEREAS, Bowater Incorporated (the "Company") previously amended and restated the Supplemental Benefit Plan For Designated Employees of Bowater Incorporated and Affiliated Companies as of February 26, 1999 (the "Plan");

         WHEREAS, Section 7.02 of the Plan permits the Human Resources and Compensation Committee of the Board of Directors of the Company (the "HRCC") to amend the Plan;

         WHEREAS, the HRCC desires to amend the Plan to allow the Chairman, President and Chief Executive Officer of the Corporation or any other successor officer who has similar responsibilities, to modify or waive the provisions of
Section 6.02;

         NOW, THEREFORE, BE IT RESOLVED that, effective November 9, 1999, the first line of Section 6.02(b) shall be modified as follows:

                  "shall not, without the written consent of the Committee or the Chairman, President and Chief Executive Officer or any other successor officer who performs equivalent functions, or his or her delegate (provided, however, that in no event, shall any such officer or delegate give such written consent to him or herself or to the person who delegated such authority to him or her or to a person who reports directly to such person), compete directly or indirectly . . ."

         IN WITNESS WHEREOF, the HRCC has caused this First Amendment to the Plan to be executed by a duly authorized officer this 9th day of May, 2000.

                                        BOWATER INCORPORATED


                                        By:      /s/ James T. Wright
                                            ------------------------------------
                                                 James T. Wright
                                        Title:  Vice President - Human Resources
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